MW Capital Management Funds



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              METROPOLITAN WEST CAPITAL INTRINSIC VALUE EQUITY FUND
               METROPOLITAN WEST CAPITAL INTERNATIONAL VALUE FUND

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                                   PROSPECTUS


                                December 28, 2001
                           as revised on May 10, 2002


                 This prospectus contains essential information
              for anyone considering an investment in these Funds.
                Please read this document carefully and retain it
                              for future reference.

                     The Securities and Exchange Commission
                has not approved or disapproved these securities
           or passed upon the adequacy or accuracy of this Prospectus.
                      It is a criminal offense to state or
                               suggest otherwise.

                               ------------------

                    Metropolitan West Capital Management, LLC
                               Investment Adviser

              For any additional information or questions regarding
            information contained herein, please call (800) 984-1504



                                TABLE OF CONTENTS


                                                                            Page

METROPOLITAN WEST CAPITAL INTRINSIC VALUE EQUITY FUND
         RISK/RETURN SUMMARY AND FUND EXPENSES.................................1

         INVESTMENT OBJECTIVE, STRATEGIES AND RISKS............................1

         PERFORMANCE - INTRINSIC VALUE EQUITY FUND.............................2

         FEES AND EXPENSES - INTRINSIC VALUE EQUITY FUND.......................2

METROPOLITAN WEST CAPITAL INTERNATIONAL VALUE FUND
         RISK/RETURN SUMMARY AND FUND EXPENSES.................................4

         INVESTMENT OBJECTIVE, STRATEGIES AND RISKS............................4

         PERFORMANCE - INTERNATIONAL VALUE FUND................................5

         FEES AND EXPENSES - INTERNATIONAL VALUE FUND..........................5

FURTHER INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES AND RISKS............7

ORGANIZATION AND MANAGEMENT....................................................9

HISTORICAL PERFORMANCE OF ADVISER'S PRIVATE AND SEPARATE ACCOUNTS.............11

HOW TO PURCHASE SHARES........................................................15

HOW TO REDEEM SHARES..........................................................17

DIVIDENDS AND TAX STATUS......................................................20


              METROPOLITAN WEST CAPITAL INTRINSIC VALUE EQUITY FUND
                     RISK/RETURN SUMMARY AND FUND EXPENSES

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


OBJECTIVE

The METROPOLITAN WEST CAPITAL INTRINSIC VALUE EQUITY FUND ("INTRINSIC VALUE EQUITY FUND" or the "Fund") seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to identify stocks of high-quality, profitable businesses selling at a discount to what it regards as their "intrinsic" values. The Adviser believes a high-quality company is one that has an operating history of at least five years and contains a management team that the Adviser believes is capable of adding value over the long term of at least three years. The Portfolio Managers believe that they can add value through "hands on" fundamental research resulting in superior stock selection. This conservative "value" style is best suited for those investors with a long-term investment horizon.

The Adviser expects to emphasize investments in large capitalization companies by investing more than 50% of the Fund's assets in large capitalization companies (i.e., companies with a stock market capitalization of more than $10 billion), but will also invest in mid- to smaller capitalization companies (meaning a stock market value as low as $1 billion).

The Adviser expects to emphasize investments in domestic companies, but will also invest in stocks of foreign companies predominately American Depository Receipts (ADRs) traded in the United States.

The Fund does not intend to concentrate in securities of any issuers in a particular industry or group of industries; however, the Fund will have exposure to different industries that fall within various economic sectors.

PRINCIPAL INVESTMENT RISKS

By investing in stocks, the Fund may expose you to certain market risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to activities of individual companies.

The Fund's investments in smaller stocks may expose shareholders to additional risks. Smaller companies typically have limited markets and financial resources than larger companies, and their securities may trade less frequently and in limited volume compared to those of larger companies. As a result, smaller stocks, and therefore the Fund, may fluctuate more in value than large-cap stocks and funds that focus exclusively on them.

Market risk is the risk that the price of a security will rise or fall because of changing economic, political or market conditions, or because of a company's individual situation. Additional market-related risks for this Fund include the risk that:

o    Value stocks fall out of favor.

o The market continues indefinitely to undervalue the stocks in the Fund's portfolio.

o The stocks in the Fund's portfolio turn out to be undervalued because the Adviser's initial evaluation of the stock was mistaken.

o Specific industry sectors in which the Fund has material exposure may underperform or decline in value.

Because foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign investments may be influenced by currency exchange rates and exchange control regulations. Even ADRs traded in the U.S. are affected by currency rates because of the effect on the underlying company or security. There may be less information publicly available about foreign issuers than U.S. issuers, and they are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Foreign securities may be less liquid and more volatile than comparable U.S. securities.

WHO MAY WANT TO INVEST?

This Fund may be appropriate for investors who are:

     o seeking long-term capital appreciation (without the need for high current income);

     o willing to leave their money invested in the Fund for at least three years;

     o    able to tolerate a loss in the value of their investment;

     o    not seeking absolute principal stability.


                         The Fund Alone Does Not Provide
                           A Balanced Investment Plan.


PERFORMANCE - INTRINSIC VALUE EQUITY FUND

The Fund is new and does not have a full calendar year of investment returns as of the date of this prospectus.

FEES AND EXPENSES - INTRINSIC VALUE EQUITY FUND

As an investor in the Fund, you will pay the following expenses if you buy and hold shares of the Fund. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price) .................................  None
     Maximum Deferred Sales Charge (Load) (as percentage of
     offering price)......................................................  None
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends..........  None
     Redemption Fee (1)...................................................  None
     Exchange Fee ........................................................  None


ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)

     Management Fees ..................................................... 0.80%
     Rule 12b-1 Expenses (2).............................................. 0.00%
     Other Expenses (3)................................................... 0.45%
                                                                           -----
                   Total Annual Fund Operating Expenses................... 1.25%
     Fee Reduction and/or Expense Reimbursement (4) ...................... 0.30%
                                                                           -----
                   Net Expenses........................................... 0.95%
                                                                           =====


(1)  The Fund's transfer agent charges a $15 fee for wire redemptions.

(2) The Fund has adopted a Rule 12b-1 plan but has not yet charged any fees under the plan.

(3) "Other Expenses" includes expenses such as transfer agent fees, legal fees and auditing fees.

(4) The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to limit the Fund's total annual operating expenses (excluding interest, taxes, extraordinary expenses and Rule 12b-1 fees, if any) to 0.95%. This contract has a one-year term, renewable at the end of each fiscal year on June 30th. Expense information is estimated.


Example:
Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

o    $10,000 initial investment in the Fund

o    5% annual return

o    reinvestment of dividends and capital gain distributions

o    redemption at the end of each period

o    no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   1 Year      3 Years
   ------      -------
    $97         $367



               METROPOLITAN WEST CAPITAL INTERNATIONAL VALUE FUND
                     RISK/RETURN SUMMARY AND FUND EXPENSES

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


OBJECTIVE

The METROPOLITAN WEST CAPITAL INTERNATIONAL VALUE FUND ("INTERNATIONAL VALUE FUND" or the "Fund") seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser seeks to identify stocks of high-quality, globally competitive foreign companies selling at a discount to what it regards as their "intrinsic" values. The Adviser believes a high-quality company is one that has an operating history of at least five years and contains a management team that the Adviser believes is capable of adding value over the long term of at least three years. The Fund will seek to achieve its investment objective by investing in foreign stocks of varying sizes (i.e., small, mid, or large capitalization companies). Investments will include shares traded on local foreign exchanges and American Depository Receipts (ADRs) traded in the United States. In some cases the ADRs may be unlisted. The Fund will hedge foreign currencies as it deems necessary.

The Adviser will invest in a diversified group of predominantly developed countries, but may also invest in companies in emerging markets or underdeveloped countries. The Adviser expects to emphasize investments in large capitalization companies by investing more than 50% of the Fund's assets in large capitalization companies (i.e., companies with a stock market capitalization of more than $10 billion), but the Fund will also invest in mid- to smaller- capitalization companies (meaning a stock market value as low as $1 billion).

The Fund does not intend to concentrate in securities of any issuers in a particular industry or group of industries; however the Fund will have exposure to different industries that fall within various economic sectors.

PRINCIPAL INVESTMENT RISKS

By investing in stocks, the Fund may expose you to certain market risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to activities of individual companies. Other market risks include the risk that the market continues to undervalue the stocks in the Fund's portfolio, or the Adviser's evaluation of intrinsic value was mistaken. Specific industry sectors in which the Fund has material exposure may underperform or decline in value.

Because foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign investments may be influenced by currency exchange rates and exchange control regulations. Even ADRs traded in the U.S. are affected by currency rates because of the effect on the underlying company or security. There may be less information publicly available about foreign issuers than U.S. issuers, and they are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Foreign securities may be less liquid and more volatile than comparable U.S. securities. Furthermore, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protective measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

The Fund's investments in smaller stocks may expose shareholders to additional risks. Smaller companies typically have limited markets and financial resources than larger companies, and their securities may trade less frequently and in limited volume compared to those of larger companies. As a result, smaller stocks, and therefore the Fund, may fluctuate more in value than large-cap stocks and funds that focus exclusively on them.

WHO MAY WANT TO INVEST?

This Fund may be appropriate for investors who are:

o seeking long-term capital appreciation (without the need for high current income);

o    willing to leave their money invested in the Fund for at least three years;

o    able to tolerate a loss in the value of their investment;

o    not seeking absolute principal stability.



                         The Fund Alone Does Not Provide
                           A Balanced Investment Plan.



PERFORMANCE - INTERNATIONAL VALUE FUND

The Fund is new and does not have a full calendar year of investment returns as of the date of this prospectus.

FEES AND EXPENSES - INTERNATIONAL VALUE FUND

As an investor in the Fund, you will pay the following expenses if you buy and hold shares of the Fund. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ..................................................  None
     Maximum Deferred Sales Charge (Load) (as percentage
     of offering price)...................................................  None
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends..........  None
     Redemption Fee(1)....................................................  None
     Exchange Fee ........................................................  None


ANNUAL FUND OPERATING EXPENSES -
(FEES PAID FROM FUND ASSETS)

           Management Fees ............................................... 1.00%
           Rule 12b-1 Expenses (2)........................................ 0.00%
           Other Expenses (3)............................................. 0.65%
                                                                           -----
                   Total Annual Fund Operating Expenses................... 1.65%
           Fee Reduction and/or Expense Reimbursement (4)................. 0.45%
                                                                           -----
                   Net Expenses........................................... 1.20%
                                                                           =====


(1)  The Fund's transfer agent charges a $15 fee for wire redemptions.

(2) The Fund has adopted a Rule 12b-1 plan but has not yet charged any fees under the plan.

(3) "Other Expenses" includes expenses such as transfer agent fees, legal fees and auditing fees.

(4) The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to limit the Fund's total annual operating expenses (excluding interest, taxes, extraordinary expenses and Rule 12b-1 fees, if any) to 1.20%. This contract has a one-year term, renewable at the end of each fiscal year on June 30th. Expense information is estimated.


Example:

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

o    $10,000 initial investment in the Fund

o    5% annual return

o    reinvestment of dividends and capital gain distributions

o    redemption at the end of each period

o    no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   1 Year      3 Years
   ------      -------
    $122         $476



                            FURTHER INFORMATION ABOUT
                    INVESTMENT OBJECTIVES, POLICIES AND RISKS


GENERAL

The Fund descriptions set forth in the Risk/Return Summary section of this Prospectus are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one Fund. Each Fund's investment objective is a fundamental policy, which cannot be changed without the approval of a majority of the Fund's outstanding voting securities. There can be no assurance that any objective will be met. In addition, each Fund may use certain types of investments and investing techniques that are described in more detail in the Statement of Additional Information.

"INTRINSIC" VALUE APPROACH

The Adviser believes that not all value investing strategies are the same or produce similar investment results. The Adviser, applying its "intrinsic" value approach described earlier, thoroughly analyzes a company to determine its true worth or Intrinsic Value. The analysts go through the business from top to bottom as if they were buying the whole firm. They look beyond the balance sheet and income statement for "hidden assets" (that is, characteristics or assets that are unrecognized or under-appreciated by other investors). The resulting Intrinsic Value is what the Adviser believes a prudent investor should pay for the entire enterprise. The Adviser can then compare its view of the company's value to the stock price to determine if an investment in the Company's stock represents an opportunity for a Fund.

Successful value investing requires an understanding that a cheap stock may not be a good value or sound investment. The Adviser seeks to buy only well-managed businesses with improving fundamentals such as growing revenues, higher operating margins, and a stronger balance sheet. This approach requires the existence of one or more positive catalysts for change that will lead to added shareholder value and a higher stock price. The ability and discipline to identify fine companies selling at low prices with positive catalysts, and the patience to let those investments mature, is the foundation of the Adviser's strategy.

PORTFOLIO TURNOVER

Portfolio securities are sold whenever the Adviser believes it appropriate, regardless of how long the securities have been held. Each Fund's investment program emphasizes active portfolio management intended to accomplish a long-term objective. The Adviser does not expect portfolio turnover significantly to exceed that of comparable funds (and should fall well under 100% per year). Portfolio turnover generally involves some expense to the Funds, including brokerage commissions, dealer markups and other transaction costs, and may result in the recognition of capital gains that may be distributed to shareholders.

RISKS OF INVESTING IN FOREIGN SECURITIES

Investments by the INTERNATIONAL VALUE FUND in foreign securities involve certain risk considerations not typically associated with investing in securities of U.S. issuers, including: (a) currency devaluations and other currency exchange rate fluctuations; (b) political uncertainty and instability;
(c) more substantial government involvement in the economy; (d) higher rates of inflation; (e) less government supervision and regulation of the securities markets and participants in those markets; (f) controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; (g) greater price volatility, substantially less liquidity and significantly smaller capitalization of securities markets; (h) absence of uniform accounting and auditing standards;
(i) generally higher commission expenses; (j) delay in settlement of securities transactions; and (k) greater difficulty in enforcing shareholder rights and remedies.

RISKS OF USING CERTAIN DERIVATIVES

Participation in the options or futures markets by the Intrinsic Value Equity Fund and International Value Fund involves investment risks and transaction costs to which this Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities or currency markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (a) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices;
(b) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (d) the absence of a liquid secondary market for any particular instrument at any time; (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (f) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain "cover" or collateral securities in connection with futures transactions and certain options. The Fund could lose the entire amount it invests in futures. The loss from investing in other derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which the Fund may invest.

DEFENSIVE INVESTMENTS

At the discretion of the Adviser, each Fund may invest up to 100% of its assets in cash equivalents for temporary defensive purposes. Such a stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not advance as much as it would have if it had been more fully invested.

RISKS OF OTHER INVESTMENT TECHNIQUES

The Adviser may cause the Intrinsic Value Equity Fund and International Value Fund to sell a debt or equity security short (that is, without owning it) and to borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by the Fund. The Fund will not make total short sales exceeding 25% of the value of the Fund's assets. If the value of the security sold short increases, the Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.)


                           ORGANIZATION AND MANAGEMENT


THE ADVISER

Metropolitan West Capital Management, LLC, with principal offices at 610 Newport Center, Suite 1000, Newport Beach, California 92660, acts as the investment adviser to the Funds and generally administers the affairs of the Trust. The Adviser's website is www.mwcm.com. Subject to the direction and control of the Board of Trustees, the Adviser selects the stocks and arranges for the purchase and sale of all securities held in the portfolios of the Funds. The Adviser is a registered investment adviser organized in 1999 (but operated from 1997 - 1999 as a division of an affiliated registered investment adviser). The Adviser managed approximately $2.1 billion of securities as of June 30, 2001 on behalf of institutional clients and high-net worth individuals. The Adviser is majority-owned by its key executives.

PORTFOLIO MANAGERS

The portfolio managers who have day-to-day responsibility for the management of the Funds' portfolios are listed below, together with their biographical information.

Howard Gleicher, CFA, holds a B.S. and an M.S. in Electrical Engineering from Stanford University and an M.B.A. from Harvard Business School. He is currently Chief Executive Officer and Chief Investment Officer of the Adviser. Prior to joining the Adviser in 1997, Mr. Gleicher was Principal and Portfolio Manager at Palley-Needelman Asset Management, Inc. from 1988 to 1997 and Vice President and Equity Portfolio Manager at Pacific Investment Management Company (PIMCO) from 1985 to 1988. Mr. Gleicher has 16 years of investment experience.

Gary W. Lisenbee holds a B.A. in Accounting and an M.A. in Economics from California State University, Fullerton and is currently President of the Adviser. Prior to joining the Adviser in 1997, Mr. Lisenbee was Principal and Portfolio Manager at Palley-Needelman Asset Management, Inc. from 1992 to 1997, Senior Vice President and Portfolio Manager at Van Deventer & Hoch from 1982 to 1991 and Partner at Phelps Investment Management from 1973 to 1982. Mr. Lisenbee has 28 years of investment experience.

MANAGEMENT FEES AND OTHER EXPENSES

Advisory Fees. Under the Investment Advisory Agreement relating to the INTRINSIC VALUE EQUITY FUND, the Trust pays the Adviser a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Fund's average daily net assets.

Under the Investment Advisory Agreement relating to the INTERNATIONAL VALUE FUND, the Trust pays the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund's average daily net assets.

The Investment Advisor has entered into an Expense Waiver and Reimbursement Agreement that permits the Adviser to recoup fees it did not charge and Fund expenses it paid, provided that those amounts are recouped within three years of being reduced or paid. The Adviser may not recoup amounts that would make a Fund's total expenses exceed the applicable limit.

Rule 12b-1 Fee. The Funds have a Share Marketing Plan or "12b-1 Plan" under which they may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by a Fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees). Currently, the Board of Trustees of the Funds is waiving all of these fees for the Funds. When the plan is implemented, fees paid under the plan will be paid out of Fund assets on an on-going basis. Over time, these fees will increase the cost of your investment, which may cost you more than paying other types of sales charges.

Compensation of Other Parties. The Adviser may in its discretion and out of its own funds compensate third parties for the sale and marketing of the Funds and for providing services to shareholders. They may use their own funds to sponsor seminars and educational programs on the Funds for financial intermediaries and shareholders.

The Adviser also manages individual investment advisory accounts. It reduces the fees charged to individual advisory accounts by the amount of the investment advisory fee charged to that portion of the client's assets invested in any Fund.

The Investment Advisory Agreement permits the Adviser to allocate brokerage based on sales of shares of the Funds. No such allocation has been made to date.

THE TRANSFER AGENT AND ADMINISTRATOR

U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and administrator to the Trust and also provides accounting and certain custody services.

THE DISTRIBUTOR

Quasar Distributors, LLC., 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as principal underwriter to the Trust pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of each Fund.


                            HISTORICAL PERFORMANCE OF
                     ADVISER'S PRIVATE AND SEPARATE ACCOUNTS

INTRINSIC VALUE EQUITY ACCOUNTS


Set forth in the table below is certain performance data provided by the Adviser relating to the performance record of the Adviser for investment advisory accounts (the "Intrinsic Value Equity "Accounts" or the "Accounts"), during the period January 1, 1998 through September 30, 2001, utilizing the specific investment approach specified for the INTRINSIC VALUE EQUITY FUND under the Fund's "Investment Objective, Strategies and Risks." These performance data for the Adviser are not the performance results of any Fund in this Prospectus. The Intrinsic Value Equity Accounts constituted all of the accounts managed by the Adviser that have an identical or substantially similar investment objective or investment approach as the INTRINSIC VALUE EQUITY FUND. There are no material differences in the objectives, policies, and strategies of the Intrinsic Value Equity Accounts and the INTRINSIC VALUE EQUITY FUND. The Intrinsic Value Equity Accounts meet certain criteria as to minimum account value, discretionary status, taxable status and period of management of more than one month. The Intrinsic Value Equity Accounts were not subject to the same types of expenses to which the INTRINSIC VALUE EQUITY FUND is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the INTRINSIC VALUE EQUITY FUND by the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1986. The performance of the Intrinsic Value Equity Accounts would have been adversely affected had they been subject to the same expenses, restrictions and limitations as the Fund. The results presented are not intended to predict or suggest the return to be experienced by the INTRINSIC VALUE EQUITY FUND or the return an investor might achieve by investing in the INTRINSIC VALUE EQUITY FUND. If the higher expense structure of the INTRINSIC VALUE EQUITY FUND were used on the Intrinsic Value Equity
Accounts, the performance of the Accounts would have been lower than shown. Investors should not rely on the following performance data as an indication of future performance of the Adviser or of the INTRINSIC VALUE EQUITY FUND.



                 TOTAL RETURN OF INTRINSIC VALUE EQUITY ACCOUNTS
                  FOR METROPOLITAN WEST CAPITAL MANAGEMENT, LLC

------------------------------------------ ------------------ ------------------
                                                                 Jan. 1, 1998 -
                                                 2000            Sept. 30, 2001
                                                                 --------------
                                             (Full Year)          (annualized)
                                             -----------
Intrinsic Value Equity Accounts Composite
Performance Record..................             9.05%                 6.26%

Russell 1000 Value..................             7.01%                 4.23%

S&P/BARRA Value.....................             6.08%                 3.11%

S&P 500.............................            -9.08%                 3.22%
------------------------------------------ ------------------ ------------------

Please read the following important notes concerning the Intrinsic Value Equity Accounts.

1.   The Adviser is a separately  organized  entity  registered as an investment
     adviser.   Before  December  23,  1999,  the  Adviser  was  a  division  of
     Metropolitan West Securities, Inc., a registered investment adviser.

2.   The  Accounts  were  managed  with  a  view  toward  conservative   capital
     appreciation.

3. The Accounts include all actual fully discretionary Intrinsic Value Equity Accounts (and for the periods prior to December 31, 1998, the equity plus cash portion of all Intrinsic Value Balanced accounts) managed by the Adviser that meet the following criteria: Equity assets greater than $250,000 at time of initial inclusion, no material client restrictions, managed for more than one quarter and no material contributions to or withdrawals from the managed portfolio. As of September 30, 2001, the total market value of the Accounts was $833 million representing 382 accounts and 41.2% of total firm assets.

4. The Accounts consist of both tax-exempt and taxable accounts. Any possible tax liabilities incurred by the taxable accounts have not been reflected in the performance returns.

5.   No leverage has been used in the Accounts included.

6. Benchmarks: The S&P/BARRA Value Index represents U.S. companies with lower price-to-book ratios. It is an unmanaged, market-value-weighted index. The Russell 1000 Value Index measures the performance of those Russell 1000 securities that exhibit lower price-to-book ratios and lower forecasted growth rates. The S&P 500 Stock Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is an unmanaged, market-value-weighted index.

7. All performance results are net of fees and expenses and reflect the reinvestment of dividends and other earnings.

8. Securities transactions are accounted for on the trade date. Account assets include interest as earned and dividends receivable accrued as of the ex-dividend date.

9. Contributions and withdrawals greater than 10% of the market value of portfolios are not considered cash flows for the purposes of calculating time-weighted performance returns. Such cash flows are deemed special assets and are only considered as they are invested. The investment period may typically be four to eight weeks. During periods in which cash flows exceed 10%, the percentage cash allocation at the beginning of the period is held constant throughout the period.

Special Note Concerning Investment Returns: Investors should note that the Fund will compute and disclose its average annual compounded rate of return using the standard formula set forth in SEC rules, which differs in certain respects from returns for the Intrinsic Value Equity Accounts noted above. The SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one-, five- and ten-year periods or shorter periods from inception. The SEC formula provides a rate of return that equates a hypothetical initial investment of $1,000 to an ending redeemable value. The returns shown for the Intrinsic Value Equity Accounts are net of advisory fees in accordance with the SEC calculation formula, which requires that returns shown for the Fund be net of advisory fees as well as all other applicable Fund operating expenses.


INTERNATIONAL VALUE ACCOUNTS


Set forth in the table below is certain performance data provided by the Adviser relating to a performance record of the Adviser for investment advisory accounts (the "International Value "Accounts" or the "Accounts"), during the period January 1, 1998 through September 30, 2001, utilizing the specific investment approach specified for the INTERNATIONAL VALUE FUND under the Fund's "Investment Objective, Strategies and Risks." There are no material differences in the objectives, policies, and strategies of the private account and the Fund. These performance data for the Adviser are not the performance results of any Fund in this Prospectus. The International Value Accounts constituted all of the accounts managed by the Adviser that have an identical or substantially similar investment objective or investment approach as the INTERNATIONAL VALUE FUND. There are no material differences in the objectives, policies, and strategies of the International Value Accounts and the INTERNATIONAL VALUE FUND. The International Value Accounts meet certain criteria as to minimum account value, discretionary status, taxable status and period of management of more than one month. The International Value Accounts were not subject to the same types of expenses to which the INTERNATIONAL VALUE FUND is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the INTERNATIONAL VALUE FUND by the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1986. The performance of the International Value Accounts would have been adversely affected had they been subject to the same expenses, restrictions and limitations as the Fund. The results presented are not intended to predict or suggest the return to be experienced by the INTERNATIONAL VALUE FUND or the return an investor might achieve by investing in the INTERNATIONAL VALUE FUND. If the higher expense structure of the INTERNATIONAL VALUE FUND were used on the International Value Accounts, the performance of the Accounts would have been lower than shown. Investors should not rely on the following performance data as an indication of future performance of the Adviser or of the INTERNATIONAL VALUE FUND.



                  TOTAL RETURN OF INTERNATIONAL VALUE ACCOUNTS
                  FOR METROPOLITAN WEST CAPITAL MANAGEMENT, LLC

-------------------------------- ----------------- ------------------
                                      2000           Jan. 1, 1998 -
                                                     Sept. 30, 2001
                                   (Full Year)        (annualized)
                                   -----------
International Value Composite         -4.96%               2.09%
Performance Record..............

EAFE Index......................     -13.96%              -0.89%
-------------------------------- ----------------- ------------------

Please read the following important notes concerning the International Value Accounts.

1. The Adviser is a separately organized entity registered as an investment advisor. Prior to December 23, 1999, the Adviser was a division of Metropolitan West Securities, Inc., a registered investment adviser.

2.   The  Accounts  were  managed  with  a  view  toward   diversified   capital
     appreciation.

3. The Accounts include all actual fully discretionary International Value accounts managed by the Adviser that meet the following criteria: Assets greater than $250,000 at time of initial inclusion, no material client restrictions, managed for more than one quarter and no material contributions to or withdrawals from the managed portfolio. As of September 30, 2001, the Composite contained six or fewer portfolios.

4. The Accounts consist of purely international accounts and does not include sub-sectors of larger portfolios.

5.   The Accounts consist of both tax-exempt and taxable accounts.

6.   No leverage has been used in the Accounts included.

7. Benchmarks: The EAFE Index consists of stocks chosen for market size, liquidity and country representation. It is an unmanaged, market-value-weighted index. The accounts may be invested in countries or regions not included in the benchmark.

8.   All returns for the Accounts and benchmark include the effect of currency.

9. All performance results are net of fees and expenses and reflect the reinvestment of dividends and other earnings.

10. The Accounts values are presented net of withholding taxes on dividends using the "standard tax treaty rates." The EAFE benchmark value is presented gross of withholding taxes.

11. Contributions and withdrawals greater than 10% of the market value of portfolios are not considered cash flows for the purposes of calculating time-weighted performance returns. Such cash flows are deemed special assets and are only considered as invested. The investment period may typically be four to eight weeks.

Special Note Concerning Investment Returns: Investors should note that the Fund will compute and disclose its average annual compounded rate of return using the standard formula set forth in SEC rules, which differs in certain respects from returns for the International Value Accounts noted above. The SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one-, five- and ten-year periods or shorter periods from inception. The SEC formula provides a rate of return that equates a hypothetical initial investment of $1,000 to an ending redeemable value. The returns shown for the International Value Accounts are net of advisory fees in accordance with the SEC calculation formula, which requires that returns shown for the Fund be net of advisory fees as well as all other applicable Fund operating expenses.



                             HOW TO PURCHASE SHARES



REGULAR PURCHASES

The minimum initial investment in each Fund is $5,000. For retirement plan investments the initial minimum is $1,000. There are no minimums for subsequent investments. The Trust and the Transfer Agent reserve the right to reject any order and to waive its minimum investment requirement if you invest through certain fund networks or other financial intermediaries. In such cases, the minimums associated with the policies and programs of the fund network or financial intermediary will apply. You may invest in any Fund by wiring the amount to be invested to MW Capital Management Funds.

     Wire to: U.S. Bank, N.A., Milwaukee, WI  53202
     ABA No. 042000013
     Credit: U.S. Bancorp Fund Services, LLC
     Account No. 112-952-137
     Further Credit: MW Capital Management Funds (Name of Fund)
     FBO:  (Shareholder name and account number)

Your bank may impose a fee for investments by wire. The Fund or the Transfer Agent will not be responsible for delays resulting from the banking or Federal Reserve wire systems. You will receive the NAV from the day that your wired funds have been received by the Fund or the Transfer Agent. Wires received after the close of the New York Stock Exchange will be considered received by the next business day.

To ensure proper credit, before wiring any funds you must call (800) 984-1504 to notify us of the wire and to get an account number assigned if the wire is an initial investment. Also, if the wire represents an initial investment, you must mail an application form, by regular mail, to the Transfer Agent at the following address:

     MW Capital Management Funds
     c/o  U.S. Bancorp Fund Services, LLC
     P.O. Box 701
     Milwaukee, WI 53201-0701

You may also purchase shares by sending a check payable to MW Capital Management Funds, together with the application form to the address above.

Checks should be drawn on a U.S. bank and must be payable in U.S. dollars. Shares of a Fund will be purchased for your account at the net asset value next determined after receipt by the Transfer Agent, or an authorized sub-agent, of your wire or check. If your bank does not honor a check, you will be liable for a $25 service charge imposed by the Transfer Agent, as well as any decline in the value of shares purchased that would need to be redeemed because of the failure to make valid payment. Forms for additional contributions by check or change of address are provided on account statements.

The Trust will only accept a check when the Trust is the primary payee. Third party checks will not be accepted for payment. The Trust may also accept orders from selected brokers, dealers and other qualified institutions, with payment made to the Fund at a later time. The Adviser is responsible for insuring that such payment is made on a timely basis. You may be charged a fee if you buy or sell Fund shares through a broker or agent.

Inquiries about your account should be directed to MW Capital Management Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

The Trust does not consider the U.S. Postal Service or other independent delivery service to be its agent. Therefore, deposit in the mail or other service does not constitute receipt by the Transfer Agent.

ADDITIONAL PURCHASES BY TELEPHONE

Finally, you can make additional investments into your account by telephone by first checking the appropriate box on your account application form authorizing telephone purchases. If your account has been open for at least 15 days, call the Fund toll free at (800) 984-1504 and you will be allowed to move money from your bank account to your Fund account upon request. Only bank accounts held at domestic institutions that are Automated ClearingHouse (ACH) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded. (See the NOTE under Telephone Transactions, page 18.)

BY PAYMENT IN KIND

In certain situations, Fund shares may be purchased by tendering payment in kind in the form of securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund's objective and otherwise acceptable to the Adviser. Prior to making such a purchase, you should call the Adviser to determine if the securities you wish to use to make a purchase are appropriate.

BY AUTOMATIC INVESTMENT PLAN

If you intend to use the Automatic Investment Plan, you may open your account with an initial minimum investment of $1,000. Once an account has been opened, you can make additional purchases of shares of the Funds through an Automatic Investment Plan. This Plan provides a convenient method to have monies deducted directly from your bank account for investment into the Funds. You can make automatic monthly, quarterly or annual purchases of $100 or more into the Fund or Funds. The Funds may alter, modify or terminate this Plan at any time. To begin participating in this Plan, please complete the automatic investment plan section found on the Account Application or contact the Funds at (800) 984-1504.

PURCHASES THROUGH AN INVESTMENT BROKER OR DEALER

You may buy and sell shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Funds' Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or agent) holds your shares in an omnibus account in the broker' (or agent') name, and the broker (or agent) maintains your individual ownership records. The Funds may pay the broker or its agent for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.

NET ASSET VALUE

The net asset value per share of each Fund is determined on each day the New York Stock Exchange is open for trading, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time). Purchase and redemption requests are priced at the next net asset value calculated after receipt and acceptance of a completed purchase or redemption request by the Fund or any of its authorized agents. The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of a Fund's portfolio securities is determined on the basis of the market value of such securities or, if market quotations are not readily available, at fair value under guidelines established by the Trustees. Short-term investments maturing in less than 60 days are valued at amortized cost which the Board has determined to equal fair value. The daily net asset value may not reflect the closing market price for foreign stock exchanges in other time zones or for a futures contracts held by the Funds because the markets for certain futures will close shortly after the time net asset value is calculated. See "Net Asset Value" in the Statement of Additional Information for further information.


                              HOW TO REDEEM SHARES


REGULAR REDEMPTIONS

You may redeem shares at any time by delivering instructions by regular mail to the Transfer Agent or selected brokers, dealers and other qualified institutions. If you would like to send a package via overnight mail services, send to MW Capital Management Funds, c/o the U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202.

The redemption request should identify the Fund and the account number, specify the number of shares or dollar amount to be redeemed and be signed by all registered owners exactly as the account is registered. Your request will not be accepted unless it contains all required items. The shares will be redeemed at the net asset value next determined after receipt of the request by the Transfer Agent or other agent of the Funds. A redemption of shares is a sale of shares and you may realize a taxable gain or loss.

If the proceeds of any redemption (a) exceed $50,000, (b) are paid to a person other than the owner of record, or (c) are sent to an address or bank account other than shown on the Transfer Agent' records, the signature(s) on the redemption request must be a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. In case of any questions, please contact the Funds in advance by calling (800) 984-1504.

Redemptions  will be  processed  only on a day  during  which the New York Stock
Exchange is open for business. If you purchase shares by check or money order and later decide to sell them, your proceeds from that redemption will be withheld until the Funds are sure that your check has cleared. This could take up to 15 calendar days after your purchase order.

EXCHANGES OF SHARES

You are permitted to exchange your shares in a Fund for shares of other Funds in the Trust, provided that those shares may legally be sold in the state of your residence and you have selected the appropriate box on the Account Application. Shares subject to an exchange must have a current value of at least $1,000. An exchange of shares is treated for federal income tax purposes as a redemption
(sale) of shares given in exchange by the shareholder and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Shares exchanged for shares of another Fund will be priced at their respective net asset values.

SYSTEMATIC WITHDRAWAL PLAN

If you own or are purchasing shares of the Funds having a current value of at least $10,000, you may participate in a Systematic Withdrawal Plan. This Plan provides for automatic redemptions of at least $100 on a monthly, quarterly, semi-annually or annual basis. You may establish this Plan by completing this section on the Account Application or by calling the Funds at (800) 984-1504. Notice of all changes concerning this Plan must be received by USBFS at least two weeks prior to the next scheduled payment. Further information regarding this Plan and its requirements can be obtained by contacting the Funds at (800) 984-1504.

TELEPHONE TRANSACTIONS

You may redeem shares by telephone and have the proceeds wired to the bank account as stated on the Transfer Agent's records. You may also exchange shares by telephone. In order to redeem or exchange shares by telephone, you must select the appropriate box on the Account Application. In order to arrange for telephone redemptions or exchanges or change payment instructions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Trust. The request must be signed by each shareholder of the account with the signature guarantees as described above. Once this feature has been requested, shares may be redeemed or exchanged by calling USBFS at (800) 984-1504 and giving the account name, account number, and amount of the redemption or exchange. Joint accounts require only one shareholder to call. If redemption proceeds are to be mailed or wired to the shareholder's bank account, the bank involved must be a commercial bank located within the United States.

If you redeem your shares by telephone and request wire payment, payment of the redemption proceeds will normally be made in federal funds on the next business day. The redemption order must be received by the Transfer Agent before the relevant Fund's net asset value is calculated for the day. There may be a charge of up to $15 for all wire redemptions. IF YOU EFFECT TRANSACTIONS VIA WIRE TRANSFER YOU MAY BE REQUIRED TO PAY FEES, INCLUDING THE WIRE FEE, THAT WILL BE DEDUCTED DIRECTLY FROM REDEMPTION PROCEEDS.

The Funds reserve the right to reject any telephone redemption or exchange request and the redemption or exchange privilege may be modified or terminated at any time on 30-days' notice to shareholders. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Trust and the Transfer Agent employ reasonable procedures specified by the Funds to confirm that such instructions are genuine. Among the procedures used to determine authenticity, if you are electing to redeem or exchange by telephone you will be required to provide your account number or other identifying information. All such telephone transactions will be tape recorded and you will receive a confirmation in writing. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions. In periods of severe market or economic conditions, the telephone redemption or exchange of shares may be difficult to implement and you should redeem shares by writing to the Transfer Agent at the address listed above. If for any other reason you are unable to redeem or exchange by telephone, you should redeem or exchange shares by writing to the Transfer Agent at the address listed above.

Note: Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, each Fund will use reasonable procedures, such as requesting:

o    that you correctly state your Fund account number

o    the name in which your account is registered

o the social security or tax identification number under which the account is registered

o    the address of the account holder

PAYMENTS

Each Fund will generally mail redeemed proceeds the next business day and, in any event, no later than seven days after the receipt of a redemption request in "good order" (see below), based on the next net asset value calculated after receipt of that request. Please note, however, that when a purchase order has been made by check, or ACH purchase, a Fund will not be able to honor your redemption request until the check or ACH purchase has cleared. This may take up to 12 days.

Redemption requests will be sent to the address of record. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed. Signature guarantees can be obtained from banks and securities dealers, but not from a notary public. No Fund will be responsible for interest lost on redemption amounts due to lost or misdirected mail.

Requests for redemption in "good order" must:

o    indicate the name of the Fund

o be signed exactly as the shares are registered, including the signature of each owner

o    specify the number of shares or dollar amount to be redeemed

o    indicate your account registration number, and

o    include your social security number or tax identification number


REDEMPTIONS OF SMALL ACCOUNTS

The Funds may redeem all of your shares if the balance of your account falls below $500 as a result of a transfer or redemption (and not market fluctuations). The Funds will notify you in writing and you will have 60 days to increase your account balance before your shares are redeemed.

WITHHOLDINGS; REPORTING

The Funds may be required to withhold federal income tax from proceeds of redemptions if you are subject to backup withholding. Failure to provide a certified tax identification number at the time an account is opened will cause tax to be withheld. The Funds also may be required to report redemptions to the Internal Revenue Service (IRS).

REPORTS TO SHAREHOLDERS

Each Fund's fiscal year ends on June 30. Each Fund will issue to its shareholders semi-annual and annual reports. In addition, you will receive quarterly statements of the status of your account reflecting all transactions having taken place within that quarter. In order to reduce duplicate mailings and printing costs, the Trust will provide one annual or semi-annual report and annual prospectus per household. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.


                            DIVIDENDS AND TAX STATUS



The Funds expect to declare and pay dividends annually.

Distributions from net realized short-term gains, if any, and distributions from any net capital gains realized through October 31st of each year and not previously paid out will be paid out after that date. Each Fund may also pay supplemental distributions after the end of the Fund's fiscal year. Dividends and distributions are paid in full and in fractional shares of each Fund based on the net asset value per share at the close of business on the ex-dividend date, unless you request, in writing to the Trust, payment in cash. The Trust will notify you after the close of its fiscal year of both the dollar amount and the tax status of that year's distributions.

All dividends from net investment income together with distributions of short-term capital gains will be taxable as ordinary income even though paid to you in additional shares. Any net capital gains ("capital gains distributions") distributed are taxable as the relevant type of capital gains regardless of the length of time you have owned your shares. Dividends, interest and gains received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes.

Distributions will be taxable in the year in which they are received, except for certain distributions received in January, which will be taxable as if received the prior December. You will be informed annually of the amount and nature of the Fund's distributions, including the portions, if any, that qualify for the dividends-received deduction, are capital gain distributions and are a return of capital.

Additional information about taxes is set forth in the Statement of Additional Information. The foregoing discussion has been prepared by the management of the Funds, and is not intended to be a complete description of all tax implications of an investment in a Fund. You should consult your own advisors concerning the application of federal, state and local tax laws to your particular situations.

For more information about MW Capital Management Funds the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS

The Funds' annual and semiannual reports to shareholders contain detailed information about the Funds' portfolios. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds, including operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Funds, by contacting us at:

                           MW CAPITAL MANAGEMENT FUNDS
                       c/o U.S. BANCORP FUND SERVICES, LLC
                           MILWAUKEE, WISCONSIN 53202
                                 (800) 984-1504

You can also review the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission (SEC). Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, you can get text-only copies:

o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.

o    Free from the EDGAR Database on the SEC's Website at http://www.sec.gov.

Investment Company Act File No. 811-10535


                                    Adviser:
                    Metropolitan West Capital Management, LLC
                      610 Newport Center Drive, Suite 1000
                         Newport Beach, California 92660
                                  www.mwcm.com

                                 Transfer Agent:
                         U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                  Distributor:
                            Quasar Distributors, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                   Custodians:
                                 U.S. Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                                Bank of New York
                                 One Wall Street
                               New York, NY 10286

                                    Auditors:
                              Deloitte & Touche LLP
                        350 South Grand Avenue, Suite 200
                              Los Angeles, CA 90071

                                 Legal Counsel:
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                      San Francisco, California 94104-2635